SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

MCINTOSH BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	000-49766	58-1922861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 South Oak Street, Jackson, GA  30237
(Address of Principal Executive Offices)

(770)  775-8300
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers and Directors

The Board of Directors of McIntosh Bancshares, Inc. adopted amendments to the Salary Continuation Agreements of CEO William K. Malone, and directors John L. Carter, D. Keith Fortson, and William T. Webb copies of which are attached hereto as Exhibits 10.21, 10.22, 10.23, 10.24 and 10.25 respectively, and are incorporated herein by reference.   The agreements were amended to comply with changes to the Internal Revenue Code, specifically section 409A.

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibits are furnished herewith:

10.21           Amendment to Salary Continuation Agreement with William K. Malone dated November 30, 2008.

10.22   Amendment to Salary Continuation Agreement with William Key Malone, Sr. dated November 30, 2008.

10.23           Amendment to Salary Continuation Agreement with John L. Carter dated November 30, 2008.

10.24           Amendment to Salary Continuation Agreement with D. Keith Fortson dated November 30, 2008.

10.25           Amendment to Salary Continuation Agreement with William T. Webb dated November 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

McINTOSH BANCSHARES, INC.

DATE:  December 1, 2008                                                          By: /s/ William K. Malone
Name:  William K. Malone
Title:    Chief Executive Officer